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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 15, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)
  Delaware                            1-15062                    13-4099534
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)

                One Time Warner Center, New York, New York 10019
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ----------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities.


On March 15, 2006, Time Warner Inc. (the "Company") issued 5,400,000 shares of the Company's Series LMCN-V Common Stock ("LMCN-V Stock") to two wholly owned subsidiaries of Liberty Media Corporation (collectively, "Liberty") upon conversion of 5,400,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), that were returned to Liberty by the financial institution that had borrowed such shares in connection with a stock loan arrangement entered into by Liberty. Pursuant to the stock loan agreement, the financial institution was permitted, at any time, to return to Liberty shares of the Company's Common Stock, at which time the shares of Common Stock must be converted into LMCN-V Stock. This conversion partially reverses the conversion of 9,400,000 shares of LMCN-V Stock into Common Stock that took place on February 1, 2005 to facilitate Liberty's stock loan arrangement. If these shares of LMCN-V Stock are once again transferred to a party that is unaffiliated with Liberty Media Corporation or any of its affiliates, such shares would once again be converted into the Company's Common Stock.


As a result of this conversion, the number of issued and outstanding shares of Company Common Stock decreased by 5,400,000 and the number of issued and outstanding shares of LMCN-V Stock increased by the same amount. The calculations of the Company's basic and diluted earnings per share are not affected by this conversion because the issued and outstanding shares of LMCN-V Stock are included in such per share calculations. In connection with the issuance of LMCN-V Stock upon conversion of the Common Stock, the Company relied on the exemption from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TIME WARNER INC.

                                          By:/s/ Wayne H. Pace
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                                             Name: Wayne H. Pace
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

Date:  March 21, 2006



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